Exhibit 10.1

FIRST AMENDMENT TO CREDIT AGREEMENT

THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is entered into as of November 9, 2009, among UNIVERSAL AMERICAN CORP., a New York corporation (the “Borrower”), the Lenders party to the Credit Agreement (hereinafter defined) and BANK OF AMERICA, N.A., as the Administrative Agent for the Lenders.

The Borrower, the Lenders and the Administrative Agent are party to the Credit Agreement dated as of September 18, 2007 (as heretofore amended, waived or otherwise modified, the “Credit Agreement”), and have agreed, upon the following terms and conditions, to amend the Credit Agreement in certain respects.  Accordingly, for valuable and acknowledged consideration, the Borrower, the Lenders and the Administrative Agent agree as follows:

1.                                       Terms and References.  Unless otherwise stated in this Amendment, (a) terms defined in the Credit Agreement have the same meanings when used in this Amendment and (b) references to “Sections” are to the Credit Agreement’s sections.

2.                                       Amendments.

(a)                                  The grid appearing in the definition of “Applicable Rate” set forth in Section 1.01 is amended to read in its entirety as follows:

Level	Consolidated Leverage Ratio	Eurodollar Rate + Letters of Credit	Base Rate +	Commitment Fee Rate
1	> 2.00:1.00	1.250%	.250%	.300%
2	< 2.00:1.00 and > 1.25:1.00	1.125%	.125%	.275%
3	< 1.25:1.00	1.000%	.0%	.250%

(b)                                 Section 7.06(d) is amended to read in its entirety as follows:

(d)                                 if a Rating Condition exists at the time such Restricted Payment is declared, the Borrower may declare or make, directly or indirectly, a Restricted Payment if such Restricted Payment is payable in cash and the amount of such Restricted Payment, when aggregated with the amount of all other Restricted Payments committed to be made in cash pursuant to this Section 7.06(d) at a time that a Rating Condition exists, does not exceed $200,000,000; provided that with respect to any Restricted Payment declared and/or made pursuant to this Section 7.06(d) in excess of $125,000,000 in the aggregate, the Borrower will make a prepayment of the Term Loans pursuant to Section 2.05(a) in an amount equal to fifty percent (50%) of the amount of such Restricted Payment (but solely with respect to any Restricted Payment (or portion thereof) that is in excess of $125,000,000 in the aggregate) not less than five (5) Business Days after such Restricted Payment is made.

First Amendment to

Credit Agreement

3.                                       Conditions Precedent to Effectiveness of Amendment.  This Amendment shall not be effective unless and until the Administrative Agent receives: (a) counterparts of this Amendment executed by the Borrower, the Required Lenders and the Administrative Agent and consented to in writing by the Guarantors; (b) payment of an amendment fee to each Lender that executes and delivers this Amendment at or before noon, New York time on November 9, 2009, in an amount equal to .20% of the sum of (i) the outstanding principal balance of the Term Loan owing to such Lender and (ii) the Revolving Credit Commitment of such Lender, in each case immediately before giving effect to this Amendment; (c) payment of all reasonable expenses, including reasonable legal fees and expenses of counsel to the Administrative Agent, incurred by the Administrative Agent in connection with this Amendment, to the extent invoiced to the Borrower on or prior to the date hereof; and (d) such documents as the Administrative Agent may reasonably request to evidence the due authorization of the execution, delivery and performance by the Borrower and each of the Guarantors of this Amendment, the incumbency of the officer of the Borrower and each of the Guarantors executing this Amendment, and any other matters relevant thereto.

4.                                       Representations.  The Borrower represents and warrants to the Administrative Agent and the Lenders as follows:  (a) the execution, delivery and performance by the Borrower of this Amendment and the Credit Agreement, as amended hereby, have been duly authorized by all necessary corporate action; (b) after giving effect to this Amendment, all representations and warranties made or deemed made by the Borrower in the Loan Documents are true and correct in all material respects as of the date hereof (provided that any such representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language is true and correct in all respects), except to the extent that such representations and warranties expressly relate solely to an earlier date, in which case such representations and warranties were true and accurate in all material respects on and as of such earlier date (provided that any such representation and warranty that was qualified as to “materiality,” “Material Adverse Effect” or similar language was true and correct in all respects), and except for changes in factual circumstances not prohibited by the Credit Agreement; and (c) no Default or Event of Default has occurred and is continuing as of the date hereof.

5.                                       Effect of Amendment.  This Amendment is a Loan Document.  Except as expressly modified and amended by this Amendment, all of the terms, provisions and conditions of the Loan Documents shall remain unchanged and in full force and effect.  If any part of this Amendment is for any reason found to be unenforceable, all other portions of it shall nevertheless remain enforceable.  The Loan Documents and any and all other documents heretofore, now or hereafter executed and delivered pursuant to the terms of the Credit Agreement are hereby amended so that any reference to the Credit Agreement shall mean a reference to the Credit Agreement as amended hereby.

6.                                       Expenses.  The Borrower shall pay all reasonable fees and expenses paid or incurred by the Administrative Agent incident to this Amendment, including, without limitation, the reasonable fees and expenses of the Administrative Agent’s counsel in connection with the negotiation, preparation, delivery and execution of this Amendment and any related documents.

7.                                       Governing Law.  This Amendment shall be governed by and construed in accordance with and be governed by the laws of the State of New York, without regard to conflict of laws principles.

8.                                       Counterparts.  This Amendment may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same instrument.  Delivery of an executed signature page to this Amendment by telecopy or other electronic imaging means shall be effective as delivery of a manually executed counterpart of this Amendment.

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9.                                       ENTIRETY.  THIS AMENDMENT, THE CREDIT AGREEMENT, AND THE OTHER LOAN DOCUMENTS EMBODY THE ENTIRE AGREEMENT BETWEEN THE PARTIES AND SUPERCEDE ALL PRIOR AGREEMENTS AND UNDERSTANDINGS, IF ANY, RELATING TO THE SUBJECT MATTER HEREOF.  THESE LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

10.                                 Parties.  This Amendment binds and inures to the benefit of the Borrower, the Guarantors, the Administrative Agent, the Lenders and their respective permitted successors and assigns.

[REMAINDER OF PAGE INTENTIONALLY BLANK.

SIGNATURE PAGES FOLLOW.]

First Amendment to

Credit Agreement

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Signature Page to that certain First Amendment to Credit Agreement dated as of the date first set forth above, among Universal American Corp., as the Borrower, Bank of America, N.A., as the Administrative Agent, and certain Lenders party thereto.

UNIVERSAL AMERICAN CORP., as the Borrower

By:
Robert A. Waegelein, Executive Vice President and Chief Financial Officer

Signature Page to First Amendment to Credit Agreement

Signature Page to that certain First Amendment to Credit Agreement dated as of the date first set forth above, among Universal American Corp., as the Borrower, Bank of America, N.A., as the Administrative Agent, and certain Lenders party thereto.

BANK OF AMERICA, N.A., as a Lender

By:
Name:
Title:

BANK OF AMERICA, N.A., as the
Administrative Agent

By:
Name:
Title:

Signature Page to First Amendment to Credit Agreement

Signature Page to that certain First Amendment to Credit Agreement dated as of the date first set forth above, among Universal American Corp., as the Borrower, Bank of America, N.A., as the Administrative Agent, and certain Lenders party thereto.

BANK OF COMMUNICATIONS CO., LTD., NEW YORK BRANCH, as a Lender

By:
Name:
Title:

Signature Page to First Amendment to Credit Agreement

Signature Page to that certain First Amendment to Credit Agreement dated as of the date first set forth above, among Universal American Corp., as the Borrower, Bank of America, N.A., as the Administrative Agent, and certain Lenders party thereto.

RAYMOND JAMES BANK FSB, as a Lender

By:
Name:
Title:

Signature Page to First Amendment to Credit Agreement

Signature Page to that certain First Amendment to Credit Agreement dated as of the date first set forth above, among Universal American Corp., as the Borrower, Bank of America, N.A., as the Administrative Agent, and certain Lenders party thereto.

CALYON NEW YORK BRANCH, as a Lender

By:
Name:
Title:

By:
Name:
Title:

Signature Page to First Amendment to Credit Agreement

Signature Page to that certain First Amendment to Credit Agreement dated as of the date first set forth above, among Universal American Corp., as the Borrower, Bank of America, N.A., as the Administrative Agent, and certain Lenders party thereto.

CHANG HWA COMMERCIAL BANK, LTD., LOS ANGELES BRANCH, as a Lender

By:
Name:
Title:

Signature Page to First Amendment to Credit Agreement

Signature Page to that certain First Amendment to Credit Agreement dated as of the date first set forth above, among Universal American Corp., as the Borrower, Bank of America, N.A., as the Administrative Agent, and certain Lenders party thereto.

CITIBANK, N.A., as a Lender

By:
Name:
Title:

Signature Page to First Amendment to Credit Agreement

Signature Page to that certain First Amendment to Credit Agreement dated as of the date first set forth above, among Universal American Corp., as the Borrower, Bank of America, N.A., as the Administrative Agent, and certain Lenders party thereto.

SUNTRUST BANK, as a Lender

By:
Name:
Title:

Signature Page to First Amendment to Credit Agreement

Signature Page to that certain First Amendment to Credit Agreement dated as of the date first set forth above, among Universal American Corp., as the Borrower, Bank of America, N.A., as the Administrative Agent, and certain Lenders party thereto.

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:
Name:
Title:

Signature Page to First Amendment to Credit Agreement

Signature Page to that certain First Amendment to Credit Agreement dated as of the date first set forth above, among Universal American Corp., as the Borrower, Bank of America, N.A., as the Administrative Agent, and certain Lenders party thereto.

FIFTH THIRD BANK, as a Lender

By:
Name:
Title:

Signature Page to First Amendment to Credit Agreement

Signature Page to that certain First Amendment to Credit Agreement dated as of the date first set forth above, among Universal American Corp., as the Borrower, Bank of America, N.A., as the Administrative Agent, and certain Lenders party thereto.

NATIONAL BANK OF EGYPT, NEW YORK BRANCH, as a Lender

By:
Name:
Title:

Signature Page to First Amendment to Credit Agreement

Signature Page to that certain First Amendment to Credit Agreement dated as of the date first set forth above, among Universal American Corp., as the Borrower, Bank of America, N.A., as the Administrative Agent, and certain Lenders party thereto.

NATIONAL CITY BANK, as a Lender

By:
Name:
Title:

Signature Page to First Amendment to Credit Agreement

Signature Page to that certain First Amendment to Credit Agreement dated as of the date first set forth above, among Universal American Corp., as the Borrower, Bank of America, N.A., as the Administrative Agent, and certain Lenders party thereto.

TAIPEI FUBON COMMERCIAL BANK, LOS ANGELES BRANCH, as a Lender

By:
Name:
Title:

Signature Page to First Amendment to Credit Agreement

Signature Page to that certain First Amendment to Credit Agreement dated as of the date first set forth above, among Universal American Corp., as the Borrower, Bank of America, N.A., as the Administrative Agent, and certain Lenders party thereto.

UNION BANK OF CALIFORNIA, N.A., as a Lender

By:
Name:
Title:

Signature Page to First Amendment to Credit Agreement

Signature Page to that certain First Amendment to Credit Agreement dated as of the date first set forth above, among Universal American Corp., as the Borrower, Bank of America, N.A., as the Administrative Agent, and certain Lenders party thereto.

, as a Lender

By:
Name:
Title:

Signature Page to First Amendment to Credit Agreement

Signature Page to that certain First Amendment to Credit Agreement dated as of the date first set forth above, among Universal American Corp., as the Borrower, Bank of America, N.A., as the Administrative Agent, and certain Lenders party thereto.

, as a Lender

By:
Name:
Title:

By:
Name:
Title:

Signature Page to First Amendment to Credit Agreement

To induce the Administrative Agent and the Lenders to enter into this Amendment, the undersigned consent and agree (a) to its execution and delivery and terms and conditions thereof, (b) that this document in no way releases, diminishes, impairs, reduces, or otherwise adversely affects any Liens, Guaranties, assurances, or other obligations or undertakings of any of the undersigned under any Loan Documents, and (c) that this Amendment binds each of the undersigned and its successors and permitted assigns and inures to the benefit of the Administrative Agent, the Lenders, and their respective successors and permitted assigns.

HERITAGE HEALTH SYSTEMS, INC., as a Guarantor		MEMBERHEALTH LLC, as a Guarantor

By:		By:
	Name:		Name:
	Title:		Title:

Signature Page to First Amendment to Credit Agreement